FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into effective as of March 19, 2014 (the "Fifth Amendment to Loan Agreement," or this "Amendment"), between FIELDPOINT PETROLEUM CORPORATION, a Colorado corporation ("Borrower"), and CITIBANK, N.A., a national banking association ("Lender").

R E C I T A L S

A.

Borrower and Lender are parties to a Loan and Security Agreement dated as of October 18, 2006, as amended by a First Amendment to Loan and Security Agreement dated as of May 29, 2009, and as amended by a Second Amendment to Loan and Security Agreement dated as of August 12, 2009, and as amended by a Third Amendment to Loan and Security Agreement dated as of November 10, 2009, and as amended by a Fourth Amendment to Loan and Security Agreement dated as of October 17, 2011 (collectively, the "Original Loan Agreement").

B.

The parties desire to amend the Original Loan Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Same Terms.  All terms used herein which are defined in the Original Loan Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the "Agreement" or the "Loan Agreement" shall mean the Original Loan Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended by this Amendment.  In addition, the following terms have the meanings set forth below:

"Effective Date" means March 19, 2014.

"Modification Papers" means this Amendment, the Guarantor Confirmation Letters, the Authorization Certificate, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

2.

Conditions Precedent.  The obligations, agreements and waivers of Lender as set forth in this Amendment are subject to the satisfaction (in the opinion of Lender), unless waived in writing by Lender, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A.

Fifth Amendment to Loan Agreement.  This Amendment to Loan Agreement shall be in full force and effect.

B.

Guarantor Confirmation Letters.  Each of Bass Petroleum Inc. and Raya Energy Corp. shall have executed a letter in favor of Lender (each a "Guarantor Confirmation Letter") confirming that its Subsidiary Guaranty Agreement remains in full force and effect.

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT– Page 1

C.

Authorization Certificates.  Borrower shall have delivered a certificate (an "Authorization Certificate") satisfactory in form and substance to Lender authorizing the execution, delivery and performance of the Modification Papers.

D.

Modification Fee.  Lender shall have received payment of a modification fee in the amount of $27,500.

E.

Fees and Expenses.  Lender shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Lender in connection with the preparation, negotiation and execution of the Modification Papers.

F.

Representations and Warranties. All representations and warranties contained herein or in the other Modification Papers or the documents referred to therein or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.

3.

Amendments to Original Loan Agreement.  On the Effective Date, the Original Loan Agreement shall be deemed to be amended as follows:

(a)

Article I of the Original Loan Agreement shall be amended by adding the following definitions thereto in appropriate alphabetical order:

1.16A

Commodity Exchange Act shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

1.23A

Eligible Contract Participant shall mean an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder.

1.27A

Excluded Swap Obligation shall mean, with respect to any Loan Party individually, determined on a Loan Party by Loan Party basis, any Swap Obligation if, and to the extent that, all or a portion of any guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Future Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party's failure for any reason to constitute an Eligible Contract Participant at the time the guarantee of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

1.61A

Qualified ECP Guarantor shall mean, in respect of any Swap Obligations, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes  an Eligible Contract Participant and can cause another person to qualify as an Eligible Contract Participant at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT– Page 2

1.70A

Specified Loan Party shall mean any Loan Party that is not an Eligible Contract Participant (determined prior to giving effect to Section 11.24).

1.72A

Swap Obligation shall mean with respect to any Loan Party any obligations owed to any Lender or any Affiliate of a Lender to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b)

The definition of "Change in Control" in Section 1.10 of the Original Loan Agreement shall be amended to read in its entirety as follows:

1.10

Change in Control shall mean (a) the failure of Phillip H. Roberson to hold the office of President of the Borrower, or (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons other than members of such board as of March 19, 2014.

(c)

The first sentence in the definition of "Hedge Agreements" in Section 1.30 of the Original Loan Agreement shall be amended to read in its entirety as follows:

Hedge Agreements shall mean interest rate Swap, cap or collar agreements, interest rate and /or oil and gas future or option contracts, currency Swap agreements, currency future or option contracts and other similar agreements, and to the extent not otherwise included in this definition, any and all agreements, contracts or transactions that constitute a "swap" within the meaning of Section 1a(47) of the Commodity Exchange Act.

(d)

Clause (i) of the definition of "Indebtedness" in Section 1.34 of the Original Loan Agreement shall be amended to read in its entirety as follows:

 (i) indebtedness, obligations and liabilities of the Borrower (or any Affiliate or Subsidiary of the Borrower) to the Lender (or any Affiliate of the Lender) incurred or which may be incurred pursuant to the terms of this Agreement or any of the other Loan Documents, and any extensions, renewals, substitutions, amendments and increases in amounts thereof, including such amounts as may be evidenced by the Note and all lawful interest thereon, all outstanding and unadvanced Letters of Credit, all amounts as may be payable under Bank Hedge Agreements or Bank Hedge Transactions, commitment arrangement fees, amendment fees, redetermination fees, Letter of Credit issuance and fronting fees, and other charges, and all reasonable costs and expenses incurred by the Lender (or any Affiliate of the Lender) in connection with the preparation, filing and recording of the Loan Documents, including attorneys' fees; provided that notwithstanding anything to the contrary herein or in any other Loan Document, "Indebtedness" shall not include, with respect to any Loan Party, any Excluded Swap Obligations of such Loan Party;

(e)

The definition of "Laws or Law" in Section 1.39 of the Original Loan Agreement shall be amended to read in its entirety as follows:

1.39

Laws or Law shall mean (1) a statute, permit, ordinance, treaty, rule or regulation of any Governmental Authority, (2) a court decision, judgment, order, decree, injunction or ruling, and (3) a regulatory bulletin or guidance, or examination order or recommendation of a Governmental Authority.

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT– Page 3

(f)

The definition of "Maturity Date" in Section 1.51 of the Original Loan Agreement shall be amended to read in its entirety as follows:

1.51

Maturity Date shall mean, unless the Note is sooner accelerated pursuant to Section 10.2 hereof, October 18, 2016.

(g)

The first sentence of the definition of "Swaps" in Section 1.73 of the Original Loan Agreement shall be amended to read in its entirety as follows:

Swaps shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency, and to the extent not otherwise included in this definition, any and all agreements, contracts or transactions that constitute a "swap" within the meaning of Section 1a(47) of the Commodity Exchange Act.

(h)

Section 2.10 of the Original Loan Agreement shall be amended by adding three sentences to the end thereof that shall read in their entirety as follows: to read in its entirety as follows:

Notwithstanding the foregoing, Borrower acknowledges, to the extent Borrower enters into a Bank Hedge Agreement in connection with the Note, any prepayment (in whole or in part) of the Indebtedness or termination of the Commitment prior to the stated termination date of such Bank Hedge Agreement will trigger the early termination of such Bank Hedge Agreement in accordance with the terms of such Bank Hedge Agreement.  Each Bank Hedge Agreement is subject to separate documentation independent of this Agreement and any termination of a Bank Hedge Agreement prior to its stated termination date will result in a payment being made, either by Borrower to Lender or by Lender to Borrower, depending on the fair market value of such Bank Hedge Agreement on the early termination date.  Such payment is independent of any amounts due under this Agreement.

(i)

Section 10.1 of the Original Loan Agreement shall be amended by amending clause (j) and by adding a new clause (k) such that those clauses shall read in their entirety as follows:

(j)

Any Change in Control occurs; or

(k)

Borrower fails to comply with or perform any term, obligation, covenant or condition contained in any Bank Hedge Agreement, or a "Termination Event" (as defined in any Bank Hedge Agreement) occurs and is continuing under any Bank Hedge Agreement entered into in connection with the Note.

(j)

Section 10.4 of the Original Loan Agreement shall be amended by adding a new paragraph to the end thereof that shall read in its entirety as follows:

Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made to payments from other Loan Parties to preserve the allocation to Indebtedness otherwise set forth above in this Section 10.4.

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(k)

Article XI of the Original Loan Agreement shall be amended by adding thereto a new Section 11.24 which shall read in its entirety as follows:

11.24

Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its guarantee in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor's obligations and undertakings under this Section 11.24 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified ECP Guarantor under this Section 11.24 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full.  Each Qualified ECP Guarantor intends this Section 11.24 constitute, and this Section 11.24 shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of, each Specified Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(l)

The Original Loan Agreement and the other Loan Documents are hereby amended to change the address of the Loan Parties to: 609 Castle Ridge Road, Suite 335, Austin, Texas 78746.

4.

Waiver Relating to Change in Control.  Ray Reaves' death in June 2013 resulted in a Change in Control (the "Subject Change in Control").  Absent a waiver, the Subject Change in Control constitutes an Event of Default under Section 10.1(j) of the Loan Agreement.  Borrower has requested that Lender waive the Event of Default resulting from the Subject Change in Control.  Lender hereby waives the exercise of its rights and remedies for the Event of Default resulting from the Subject Change in Control.  The waiver granted herein and the future failure of Lender to exercise available rights and remedies are not intended (a) to operate as a waiver of rights and remedies due to defaults other than the Event of Default resulting from the Subject Change in Control, or (b) to indicate any agreement on the part of Lender to waive its rights and remedies in the future.  The waivers and consents set forth herein are limited precisely as written and shall not be deemed (a) to be a waiver or waivers of or a consent or consents to the modification of or deviation from any other term or condition of the Loan Agreement or the other Loan Documents, or (b) to prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Loan Agreement or any of the other Loan Documents.

5.

Release of Ray Reaves Guaranty.  Lender hereby releases and forever discharges Ray D. Reaves, Jr. and his estate from any obligations under that certain Personal Guaranty Agreement dated August 12, 2009 executed by Ray D. Reaves, Jr. in favor of Lender relating to the obligations of Borrower under the Loan Agreement.

6.

Certain Representations.  Borrower represents and warrants that, as of the Effective Date:  (a) each Loan Party has full power and authority to execute the Modification Papers to which it is a party and the Modification Papers executed by each Loan Party constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by each Loan Party thereof.  In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Loan Agreement and the other Loan Documents are true and correct

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT– Page 5

in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

7.

No Further Amendments.  Except as previously amended in writing or as amended hereby, the Original Loan Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

8.

Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with its terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.  Borrower and Lender do hereby adopt, ratify and confirm the Original Loan Agreement, as amended hereby, and acknowledge and agree that the Original Loan Agreement, as amended hereby, is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Original Loan Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment.  Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Loan Agreement.

9.

Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Loan Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Lender now has or may have in the future under or in connection with the Original Loan Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

10.

Confirmation of Security.  Borrower hereby confirms and agrees that all of the deeds of trust, mortgages, security agreements and other security instruments which presently secure the Indebtedness shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Indebtedness as described in the Original Loan Agreement as modified by this Amendment.

11.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

12.

Incorporation of Certain Provisions by Reference.  The provisions of Section 11.5 of the Original Loan Agreement captioned "Governing Law" and Section 11.6 of the Original Loan Agreement captioned "Submission to Jurisdiction" and Section 11.18 of the Original Loan Agreement captioned "Waiver of Jury Trial" are incorporated herein by reference for all purposes.

13.

Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT– Page 6

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date.

BORROWER

FIELDPOINT PETROLEUM CORPORATION

By:

/s/ Phillip H. Roberson

      Phillip H. Roberson

      President

Acknowledged and accepted as of the Effective Date by the following Loan Parties:

BASS PETROLEUM, INC.

By:__/s/ Phillip H. Roberson_

      Phillip H. Roberson

      President

RAYA ENERGY CORP.

By:__/s/ Phillip H. Roberson

Phillip H. Roberson

President

LENDER

CITIBANK, N.A.

By:

/s/ Ryan Watson

      Ryan Watson

      Senior Vice President

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT– Signature Page